Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-151805    HV-6777 - Hartford 403(b) Cornerstone Innovations
_____________________________
Supplement dated October 6, 2023 to your Prospectus dated May 1, 2023
This Supplement dated October 6, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the BlackRock International Dividend Fund - Investor A Shares, MFS® International Growth Fund - Class R3, and North Square Spectrum Alpha Fund - Class A shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Foreign Large Blend	BlackRock International Dividend Fund - Investor A Shares* Adviser: BlackRock Advisors LLC Subadviser: BlackRock International Limited	0.93%	-10.32%	3.40%	4.01%
US Fund Foreign Large Growth	MFS® International Growth Fund - Class R3* Adviser: Massachusetts Financial Services Company Subadviser: N/A	1.07%	-15.33%	4.25%	6.00%
US Fund Small Blend	North Square Spectrum Alpha Fund - Class A* Adviser: North Square Investments, LLC Subadviser: NSI Retail Advisors, LLC	2.26%	-27.04%	3.60%	7.16%
* This Fund’s Current Expenses reflect a temporary fee reduction.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-50-HV6777